                                                                   EXHIBIT 10.49

                                    PSC INC.
                               PSC SCANNING, INC.
                                 675 Basket Road
                             Webster, New York 14580

                                                         As of December 29, 2000

JOHN HANCOCK LIFE INSURANCE COMPANY
(formerly John Hancock Mutual Life Insurance Company)
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
200 Clarendon Street
Boston, Massachusetts  02117

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN NATIONAL INCOME FUND, INC.
c/o Lincoln Investment Management, Inc.
200 East Berry Street
Renaissance Square
Ft. Wayne, Indiana  46802

SECURITY-CONNECTICUT LIFE INSURANCE COMPANY
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South
Suite 800
Minneapolis, Minnesota  55401

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
c/o Alliance Capital Management L.P.
1345 Avenue of the Americas, 37th Floor
New York, New York  10105

Re: Amended and Restated Amendment No. 7 and Consent and Waiver Under Securities Purchase Agreements ("Amended and Restated Amendment No. 7")

Ladies and Gentlemen:

  PSC INC., a New York corporation (the "Holding Company"), and PSC SCANNING, INC., a Delaware corporation (formerly named SpectraScan, Inc.) and a Wholly-Owned Subsidiary of the Holding Company (the "Operating Company") (the Holding Company and the Operating Company are sometimes collectively referred to herein as the "Companies" and each as a "Company"), jointly and severally agree with you as follows:

1. Definitions; Background.


     (a) Reference is hereby made to those certain Securities Purchase Agreements dated July 12, 1996, as amended, modified and supplemented by (i) Amendment No. 1 to Securities Purchase Agreements dated October 10, 1996, (ii) Amendment No. 2 and Waivers Under Securities Purchase Agreements dated as of July 4, 1997, (iii) Amendment No. 3 to Securities Purchase Agreements and Warrants dated August 18, 1997, (iv) Consent and Waiver Under Securities Purchase Agreements and Warrants dated December 29, 1997, (v) Amendment No. 4, Consent and Waiver Under Securities Purchase Agreements dated March 1, 1999,
(vi) Amendment No. 5 and Consent Under Securities Purchase Agreements dated December 20, 1999, (vii) Consent Under Securities Purchase Agreements dated January 19, 2000, (viii) Amendment No. 6 and Consent and Waiver Under Securities Purchase Agreements dated as of March 31, 2000, and (ix) Waiver Under Securities Purchase Agreements dated as of November __, 2000, (as the same may be amended, modified or supplemented from time to time, the "Securities Purchase Agreements"), among the Holding Company, the Operating Company and each of you.

     (b) The Companies have requested that the holders of the Notes amend and restate Amendment No. 7 and Consent and Waiver Under Securities Purchase Agreements in its entirety as set forth in this Amended and Restated Amendment No. 7 and such holders by their execution hereof agree to the same. Amendment No. 7 and Consent and Waiver Under Securities Purchase Agreements became effective on December 29, 2000.

     (c) Capitalized terms used herein without definition have the meanings ascribed to them in the Securities Purchase Agreements.

2. Waivers; Amendments; Acknowledgment.

     (a) Waiver of Past Defaults. The Companies have requested that the holders of the Notes waive the Events of Default arising on account of the Companies' failure to be in compliance as of September 30, 2000 with the financial covenants set forth in section 14.7(a) (Fixed Charge Coverage Ratio), section 14.7(b) (Adjusted Consolidated Indebtedness Ratio), section 14.7(c) (Senior Debt to Adjusted EBITDA Ratio) and section 14.7(d) (Net Worth) (the "Financial Covenants"). On the basis of the information provided to the holders of the Notes by the Companies in connection herewith, and subject to the terms and conditions hereof, such holders by their execution hereof agree to the same.

     (b) Amendments to Financial Covenants for December 31, 2000. The Companies have requested that the holders of the Notes waive the requirement that the Companies be in compliance as of December 31, 2000 with the Financial Covenants. On the basis of the information provided to the holders of the Notes by the Companies in connection herewith, and subject to the terms and conditions hereof, such holders by their execution hereof agree to the same, provided that the Companies remain, and the Companies do hereby agree to remain, at all times in compliance with the terms of Amended and Restated Amendment Ten to Bank Agreement (as defined below), including, without limitation, the financial covenants set forth therein, as the same may be supplemented from time to time. A true, correct and complete copy of Amended and Restated Amendment Ten to Bank Agreement is attached hereto as Exhibit 2(b).

     (c) Acknowledgment as to Superior Indebtedness. The holders of the Notes hereby acknowledge that obligations of the Companies incurred in connection with the F/X Facility established under (and as defined in) Amended and Restated Amendment Ten to Bank Agreement are Superior Indebtedness under (and as defined in) section 10 of the Securities Purchase Agreements subject to the limitations set forth in such section 10, including those set forth in the definition of the term "Superior Indebtedness".

     3. Amendment to the Notes to Defer Certain Interest Payments. Each of the Notes is hereby amended to provide that all interest accrued on the Notes from and after September 30, 2000 to April 1, 2001 shall be paid on April 1, 2001 (and no payments of interest on the Notes shall be due on December 31, 2000 and March 31, 2001), and thereafter payments of interest due on the Notes shall be payable on each March 31, June 30, September 30 and December 31, commencing June 30, 2001. Upon the request of any holder of Notes, the Operating Company shall deliver to such holder new Notes in exchange for those held by such holder to reflect the foregoing. Exhibit 1(a)(i) to the Securities Purchase Agreements is hereby amended to be in the form of Exhibit 3 attached hereto.

     4. Conditions Precedent to Effectiveness. The provisions of this Letter Agreement shall be effective as of the date first specified above at such time as each of the following conditions shall have been fulfilled:

     (a) The Companies shall have paid in immediately available funds an advance to the holders of the Notes (for the professional fees of the holders of the Notes which the Companies are obligated to pay under section 21 of the Securities Purchase Agreements) in an aggregate amount equal to $100,000 (the "Advance"), which amount shall be paid to the clients' funds account of Choate, Hall & Stewart, special counsel to the holders of the Notes, in accordance with the following instructions:

  Bank:                     Citizens Bank of Massachusetts
  ABA#:                     0115-0012-0
  For Credit To:            Choate, Hall & Stewart Account #110781-249-3
  Reference:                2003532-0002 (C. Glerum/B. Lee).

The parties hereto agree that upon payment in cash in full of the Advance (which amount is not refundable under any circumstance), the Companies shall no longer be obligated under section 21 of the Securities Purchase Agreements to reimburse the holders of the Notes for professional fees incurred prior to April 1, 2001 in connection with the restructuring of the credit facility established pursuant to the Securities Purchase Agreements, but in no other respect are any of the terms or provisions of section 21 of the Securities Purchase Agreements modified hereby. The holders of the Notes acknowledge receipt of the Advance prior to the execution of this Amended and Restated Amendment No. 7.

     (b) The Companies shall have delivered an executed copy of the Amended and Restated Tenth Amendment and Waiver dated as of December 29, 2000 (the "Amended and Restated Amendment Ten to Bank Agreement"), among the Holding Company, the Operating Company, the financial institutions party thereto, Fleet National Bank (formerly known as Fleet Bank), as Initial Issuing Bank, and Fleet National Bank, as administrative agent, which must be in form and substance satisfactory to you.

     5. Additional Reports, etc. The Companies hereby agree to furnish to you the same reports and information as they furnish to the Banks and at the same time, including, without limitation, all of the same prepared by Policano & Manzo and Raymond James & Associates and all of the same required by the terms of the Amended and Restated Amendment Ten to Bank Agreement. The Companies do further agree to afford to the holders of the Notes and their counsel and other professional representatives the same access to the properties, assets, books, records, employees and agents of the Companies and their Subsidiaries and the same cooperation as is afforded to the Banks, pursuant to the terms of Amended and Restated Amendment Ten to Bank Agreement or otherwise.

6. Consents.

     (a) The holders of the Notes hereby irrevocably and unconditionally consent to the sale of (i) the Holding Company's Webster, New York facility, (ii) the Holding Company's Imaging Product and Verification Product businesses, and (iii) the Holding Company's Automation Business (collectively, the "Non-Core Asset Sales"), provided that the Net Cash Proceeds of such sales are applied in the manner set forth in section 5.1(q) of Amended and Restated Amendment Ten to Bank Agreement, as in effect upon execution thereof and without giving effect to any modification therof.

     (b) The holders of the Notes acknowledge that section 14.16(c) of the Securities Purchase Agreements permits the amendment of the Bank Credit Agreement as provided for in Amended and Restated Amendment Ten to Bank Agreement.

7. Ratification, etc.

     (a) The Companies represent and warrant that, after giving effect to the provisions of this Letter Agreement, no Default or Event of Default exists.

     (b) The Companies each ratify and confirm the Securities Purchase Agreements and each of the other Operative Documents to which each is a party and agree that each such agreement, document and instrument is in full force and effect, that its obligations thereunder and under this Letter Agreement are its legal, valid and binding obligations enforceable against it in accordance with the terms thereof and hereof and that it has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.

     (c) The Companies agree that (i) if any default shall be made in the performance or observance of any covenant, agreement or condition contained in this Letter Agreement or in any agreement, document or instrument executed in connection herewith or pursuant hereto or (ii) if any representation or warranty made by the Companies herein or therein shall prove to have been false or incorrect on the date as of which made, the same shall constitute an immediate Event of Default under the Securities Purchase Agreements and the other Operative Documents and, in such event, you and each other holder of any of the Notes shall have all rights and remedies provided by law and/or provided or referred to in the Securities Purchase Agreements and the other Operative Documents. The Companies further agree that this Letter Agreement is an Operative Document and all references thereto in the Securities Purchase Agreements and in any other of the other Operative Documents shall include this Letter Agreement.

     8. Payment of Special Waiver Fee. The Companies shall pay to the holders of the Notes in cash on April 1, 2001 a non-refundable special waiver fee in the aggregate amount of $75,000, which amount shall be shared among the holders of the Notes in proportion to the respective aggregate principal amount of the Notes held by each holder.

     9. Governing Law. This Letter Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

     10. Miscellaneous. The headings in this Letter Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Letter Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any provision in this Letter Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Letter Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts but all such counterparts shall together constitute but one and the same instrument.

                         [The remainder of this page is
                           intentionally left blank.]

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart hereof, whereupon this Letter Agreement shall become a binding agreement under seal among the parties hereto. Please then return one of such counterparts to the Companies.

                           Very truly yours,

                           PSC INC.



                            By: __________________________________
                                           (Title)


                            PSC SCANNING, INC.



                            By: __________________________________
                                          (Title)


Each of the undersigned (a) acknowledges and assents to the terms and provisions of the foregoing Letter Agreement and (b) ratifies and confirms each of the Operative Documents to which it is a party and agrees that each such Operative Document is in full force and effect, that its obligations thereunder are its legal, valid and binding obligations enforceable against it in accordance with the terms thereof and that it has no defense, whether legal or equitable, setoff or counterclaim, to the payment and performance of such obligations.

                              INSTAREAD CORPORATION


                            By: __________________________________
                                            (Title)


                            PSC AUTOMATION, INC. (formerly
                             named Lazerdata Corporation)


                            By: __________________________________
                                            (Title)

                           PERCON INCORPORATED

                           By: __________________________________
                                                          (Title)


            [The remainder of this page is intentionally left blank.]

The foregoing is hereby accepted and agreed to:

JOHN HANCOCK LIFE INSURANCE COMPANY
(formerly John Hancock Mutual Life Insurance Company)

By:  _____________________________
            (Title)

The foregoing is hereby accepted and agreed to:

JOHN HANCOCK VARIABLE LIFE
 INSURANCE COMPANY


By:  _______________________________
            (Title)

The foregoing is hereby accepted and agreed to:

THE LINCOLN NATIONAL LIFE
 INSURANCE COMPANY

By: Lincoln Investment Management, Inc.
    Its Attorney-in-Fact


   By:  ___________________________
               (Title)

The foregoing is hereby accepted and agreed to:

LINCOLN NATIONAL INCOME FUND, INC.


By:  _______________________________
                             (Title)

The foregoing is hereby accepted and agreed to:

SECURITY-CONNECTICUT LIFE
 INSURANCE COMPANY


By:  _______________________________
                             (Title)

The foregoing is hereby accepted and agreed to:

THE EQUITABLE LIFE ASSURANCE
 SOCIETY OF THE UNITED STATES


By:  _______________________________
                             (Title)

                                                                    Exhibit 2(b)

      Amended and Restated Amendment Ten to Bank Agreement

                                                                       Exhibit 3

                                  Form of Note